UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.         )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under §240.14a-12

CONSTELLATION BRANDS, INC.
(Name of Registrant as Specified in its Charter)
_________________________________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on July 21, 2020. *** Exercise Your Right to Vote *** Meeting Information
D15511-P40305-Z77215 CONSTELLATION BRANDS, INC.
CONSTELLATION BRANDS, INC. ATTN: LEGAL
207 HIGH POINT DRIVE BLDG. 100
VICTOR, NY 14564
Meeting Type:
For holders as of:
Date: July 21, 2020
Location: Meeting live via the Internet-please visit
www.virtualshareholdermeeting.com/STZ2020
The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/STZ2020 and be sure to have the information that is printed in the box marked by the arrow
XXXX XXXX XXXX XXXX (located on the following page).
Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the Annual Stockholder Meeting are available on the Internet.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT
How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow  XXXX XXXX XXXX XXXX (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before July 7, 2020 to facilitate timely delivery.
How To Vote
Please Choose One of the Following Voting Methods
Vote By Internet:
Before The Meeting:
Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow

XXXX XXXX XXXX XXXX During The Meeting: (located on the following page) available and follow the instructions.
D15512-P40305-Z77215
Go to www.virtualshareholdermeeting.com/STZ2020. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
The Board of Directors recommends you vote FOR
the following:
Class A Stockholders
1.Election of Directors
Nominees:
01) Christy Clark
02) Jennifer M. Daniels
03) Jerry Fowden
04) Ernesto M. Hernandez
05) Susan Somersille Johnson
06) James A. Locke III
07) Jose Manuel Madero Garza
08) Daniel J. McCarthy
09) William A. Newlands
10) Richard Sands
11) Robert Sands
12) Judy A. Schmeling
The Board of Directors recommends you vote FOR the following proposals:
2. To ratify the selection of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending February 28, 2021
3. To approve, by an advisory vote, the compensation of the Company's named executive officers as disclosed in the Proxy Statement
NOTE: In their discretion, the proxies are authorized to act on such other business as may properly come before the meeting or any adjournment or postponement thereof.
D15513-P40305-Z77215

Voting Items
The Board of Directors recommends you vote FOR
the following:
Class B Stockholders
1.Election of Directors
Nominees:
01) Christy Clark
02) Jennifer M. Daniels
03) James A. Locke III
04) Jose Manuel Madero Garza
05) Daniel J. McCarthy
06) William A. Newlands
07) Richard Sands
08) Robert Sands
09) Judy A. Schmeling
The Board of Directors recommends you vote FOR the following proposals:
2. To ratify the selection of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending February 28, 2021
3. To approve, by an advisory vote, the compensation of the Company's named executive officers as disclosed in the Proxy Statement
NOTE: In their discretion, the proxies are authorized to act on such other business as may properly come before the meeting or any adjournment or postponement thereof.
D15514-P40305-Z77215

D15515-P40305-Z77215